TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Mid Cap Value VP

Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

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Effective on or about May 1, 2024, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with J.P. Morgan Investment Management Inc. (“JPMorgan”) with respect to Transamerica JPMorgan Mid Cap Value VP (the “portfolio”) and will enter into a new investment sub-advisory agreement with Thompson, Siegel & Walmsley LLC (“TSW”) with respect to the portfolio. An information statement will be made available to investors which will provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser from JPMorgan to TSW: (i) the portfolio will be renamed; (ii) the portfolio’s investment objective will change; (iii) the portfolio’s principal investment strategies and principal risks will be revised; (iv) the portfolio will reduce its management fee schedule and sub-advisory fee schedule; and (v) each class of the portfolio will have lower expense caps. These changes, which will be effective with the change in sub-adviser, are described below. An information statement will be made available to investors which will provide certain information about the new sub-adviser, the terms of the new sub-advisory agreement and these related changes.

On or about May 1, 2024, Transamerica JPMorgan Mid Cap Value VP will be renamed “Transamerica TS&W Mid Cap Value Opportunities VP.” TAM will continue to serve as the portfolio’s investment manager.

Effective on or about May 1, 2024, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Information, as applicable, concerning the portfolio.

The portfolio will reduce its management fee schedule as described below.

MANAGEMENT FEE REDUCTION:

Effective as of May 1, 2024, TAM will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $750 million	0.695%
Over $750 million up to $1.5 billion	0.6925%
Over $1.5 billion up to $2 billion	0.65%
In excess of $2 billion	0.63%

For the fiscal year ended December 31, 2023, the portfolio paid TAM a management fee of 0.84% of average daily net assets. If the new management fee schedule had been in effect, the portfolio would have paid TAM a management fee of 0.70% of average daily net assets for the fiscal year.

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INVESTMENT OBJECTIVE:

The portfolio’s investment objective will be as follows:

Seeks to provide investors with long term capital growth.

PRINCIPAL INVESTMENT STRATEGIES:

The portfolio’s principal investment strategies will be as follows:

Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The portfolio’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies, at the time of purchase, with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $6 billion and $47 billion as of June 30, 2023, the date of the last reconstitution). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The portfolio invests primarily in common stocks. The portfolio may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company’s discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The sub-adviser’s analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The portfolio generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

PRINCIPAL RISKS:

Effective as of May 1, 2024, the following will be added as a new principal risk of the portfolio:

Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.

Counterparty risk, Credit risk, Derivatives risk and Sustainability and Environmental, Social and Governance (“ESG”) Considerations risk will no longer be considered principal risks of the portfolio.

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The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica TS&W Mid Cap Value Opportunities VP (formerly, Transamerica JPMorgan Mid Cap Value VP): Effective May 1, 2024, the management fee of the portfolio is 0.695% of the first $750 million; 0.6925% over $750 million up to $1.5 billion; 0.65% over $1.5 billion up to $2 billion; and 0.63% in excess of $2 billion in average daily net assets. Prior to May 1, 2024, the management fee was 0.88% of the first $100 million; 0.83% over $100 million up to $550 million; 0.79% over $550 million up to $750 million; 0.77% over $750 million up to $1 billion; and 0.76% in excess of $1 billion in average daily net assets.

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SUB-ADVISER:

The portfolio’s sub-adviser will be as follows:

Thompson, Siegel &Walmsley LLC is an indirect wholly owned subsidiary of Perpetual Limited. Thompson, Siegel &Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2022, Thompson, Siegel &Walmsley LLC had approximately $19.4 billion in total assets under management.

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PORTFOLIO MANAGERS:

The portfolio managers will be as follows:

Name	Sub-Adviser	Positions Over Past Five Years
R. Michael Creager, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the portfolio since 2024; Research Analyst at Thompson, Siegel & Walmsley LLC since 2006
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the portfolio since 2024; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001

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MANAGEMENT FEES:

The following information revises the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager” for the portfolio:

Portfolio Name	Percentage of Average Daily Net Assets
Transamerica TS&W Mid Cap Value Opportunities VP	0.695% of the first $750 million 0.6925% over $750 million up to $1.5 billion 0.65% over $1.5 billion up to $2 billion 0.63% in excess of $2 billion

SUB-ADVISORY FEES:

Effective as of May 1, 2024, TSW will receive monthly compensation from TAM at the annual rate of a specified percentage indicated of the portfolio’s average daily net assets:

Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica TS&W Mid Cap Value Opportunities VP	Thompson, Siegel &Walmsley LLC*	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion

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The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the combined assets of Transamerica TS&W Mid Cap Value Opportunities VP; the portion of the assets of Transamerica Small/Mid Cap Value VP that are sub-advised by Thompson, Siegel &Walmsley LLC (“TSW”); Transamerica Mid Cap Value Opportunities; and the portion of the assets of Transamerica Small/Mid Cap Value that are sub-advised by TSW. Effective May 1, 2024, the sub-adviser will agree to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver will be voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.

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EXPENSE LIMITATION:

Effective as of May 1, 2024, the following contractual expense caps will apply to the applicable share classes of the portfolio:

Portfolio Name	Expense Cap Initial Class	Expense Cap Service Class	Expiration Date of Expense Cap
Transamerica TS&W Mid Cap Value Opportunities VP	0.78%	1.03%	May 1, 2025

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Investors Should Retain this Supplement for Future Reference

January 12, 2024